Exhibit 10.5

CLOUDFLARE, INC.

AMENDED AND RESTATED

2010 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: MARCH 9, 2010

APPROVED BY THE STOCKHOLDERS: NOVEMBER 19, 2010

APPROVED BY THE BOARD OF DIRECTORS: NOVEMBER 19, 2010

APPROVED BY THE BOARD OF DIRECTORS: NOVEMBER 4, 2014

APPROVED BY THE STOCKHOLDERS: NOVEMBER 4, 2014

APPROVED BY THE BOARD OF DIRECTORS: JULY 26, 2017

APPROVED BY THE BOARD OF DIRECTORS: AUGUST 8, 2017

APPROVED BY THE BOARD OF DIRECTORS: AUGUST 31, 2018

APPROVED BY THE STOCKHOLDERS: SEPTEMBER 4, 2018

TERMINATION DATE: MARCH 9, 2020

1. GENERAL.

(a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are Employees, Directors and Consultants.

(b) Available Stock Awards. The Plan provides for the grant of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Awards, (iv) Restricted Stock Unit Awards, and (v) Stock Appreciation Rights.

(c) Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Stock Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2. ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in Section 2(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Stock Awards; (B) when and how each Stock Award shall be granted; (C) what type or combination of types of Stock Award shall be granted; (D) the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Stock Award fully effective.

(iii) To settle all controversies regarding the Plan and Stock Awards granted under it.

(iv) To accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Stock Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization Adjustments, to the extent required by applicable law, stockholder approval shall be required for any amendment of the Plan that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive Stock Awards under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of Stock Awards available for issuance under the Plan. Except as provided above, rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 422 of the Code regarding Incentive Stock Options.

(viii) To approve forms of Stock Award Agreements for use under the Plan and to amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without the affected Participant’s consent, the Board may amend the terms of any one or more Stock Awards if necessary to maintain the qualified status of the Stock Award as an Incentive Stock Option or to bring the Stock Award into compliance with Section 409A of the Code and the related guidance thereunder.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Stock Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(xi) To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (1) the reduction of the exercise price of any outstanding Option under the Plan, (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (A) a new Option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (B) a Restricted Stock Award, (C) a Stock Appreciation Right, (D) Restricted Stock Unit, (E) cash and/or (F) other valuable consideration (as determined by the Board, in its sole discretion), or (3) any other action that is treated as a repricing under generally accepted accounting principles; provided, however, that no such reduction or cancellation may be effected if it is determined, in the Company’s sole discretion, that such reduction or cancellation would result in any such outstanding Option becoming subject to the requirements of Section 409A of the Code.

(c) Delegation to Committee. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(d) Delegation to an Officer. The Board may delegate to one or more Officers of the Company the authority to do one or both of the following: (i) designate Officers and Employees of the Company or any of its Subsidiaries to be recipients of Options (and, to the extent permitted by applicable law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Officers and Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine the Fair Market Value of the Common Stock pursuant to Section 13(t) below.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(f) Arbitration. Any dispute or claim concerning any Stock Awards granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in Santa Clara, California. The Company shall pay all arbitration fees. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting a Stock Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

3. SHARES SUBJECT TO THE PLAN.

Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock of the Company that may be issued pursuant to Stock Awards after the Effective Date shall not exceed 75,008,088 shares. For clarity, the limitation in this Section 3(a) is a limitation in the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).

(a) Reversion of Shares to the Share Reserve. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares which are forfeited shall revert to and again become available for issuance under the Plan. Also, any shares reacquired by the Company pursuant to Section 8(g) or as consideration for the exercise of an Option shall again become available for issuance under the Plan. Furthermore, if a Stock Award (i) expires or otherwise terminates without having been exercised in full or (ii) is settled in cash (i.e., the holder of the Stock Award receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of Common Stock that may be issued pursuant to the Plan. Notwithstanding the provisions of this Section 3(b), any such shares shall not be subsequently issued pursuant to the exercise of Incentive Stock Options.

(b) Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 3(c), subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be 75,008,088 shares of Common Stock.

(c) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

4. ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other provision of Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

5. OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Incentive Stock Options granted to Ten Percent Stockholders, the exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code (whether or not such options are Incentive Stock Options).

(c) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations;

(v) according to a deferred payment or similar arrangement with the Optionholder; provided, however, that interest shall compound at least annually and shall be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Optionholder under any applicable provisions of the Code, and (B) the classification of the Option as a liability for financial accounting purposes; or

(vi) in any other form of legal consideration that may be acceptable to the Board.

(d) Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i) Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option to such extent as permitted by Rule 701 of the Securities Act at the time of the grant of the Option and in a manner consistent with applicable tax and securities laws upon the Optionholder’s request.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order, provided, however, that an Incentive Stock Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be the beneficiary of an Option with the right to exercise the Option and receive the Common Stock or other consideration resulting from the Option exercise.

(e) Vesting of Options Generally. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of performance goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 5(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f) Termination of Continuous Service. Except as otherwise provided in the applicable Option Agreement or other agreement between the Optionholder and the Company, in the event that an Optionholder’s Continuous Service terminates (other than for Cause or upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement, which period shall not be less than thirty (30) days unless such termination is for Cause), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(g) Extension of Termination Date. Except as otherwise provided in the applicable Option Agreement or other agreement between the Optionholder and the Company, if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than for Cause or upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(h) Disability of Optionholder. Except as otherwise provided in the applicable Option Agreement or other agreement between the Optionholder and the Company, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(i) Death of Optionholder. Except as otherwise provided in the applicable Option Agreement or other agreement between the Optionholder and the Company, in the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death or for Cause, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated as the beneficiary of the Option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate. If the Optionholder designates a third party beneficiary of the Option in accordance with Section 5(d)(iii), then upon the death of the Optionholder such designated beneficiary shall have the sole right to exercise the Option and receive the Common Stock or other consideration resulting from the Option exercise.

(j) Termination for Cause. Except as explicitly provided otherwise in an Optionholder’s Option Agreement, in the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder’s Continuous Service, and the Optionholder shall be prohibited from exercising his or her Option from and after the time of such termination of Continuous Service.

(k) Non-Exempt Employees. No Option granted to an Employee that is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

(l) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Subject to the “Repurchase Limitation” in Section 8(l), any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. Provided that the “Repurchase Limitation” in Section 8(l) is not violated, the Company shall not be required to exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option Agreement.

(m) Right of Repurchase. Subject to the “Repurchase Limitation” in Section 8(l), the Option may include a provision whereby the Company may elect to repurchase all or any part of the vested shares of Common Stock acquired by the Optionholder pursuant to the exercise of the Option.

(n) Right of First Refusal. The Option may include a provision whereby the Company may elect to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option. Such right of first refusal shall be subject to the “Repurchase Limitation” in Section 8(l). Except as expressly provided in this Section 5(n) or in the Option Agreement, such right of first refusal shall otherwise comply with any applicable provisions of the Bylaws of the Company.

6. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) past or future services actually or to be rendered to the Company or an Affiliate, or (B) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. Subject to the “Repurchase Limitation” in Section 8(l), shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vii) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Restricted Stock Unit Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.

(c) Stock Appreciation Rights. Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Term. No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of grant or such shorter period specified in the Stock Appreciation Right Agreement.

(ii) Strike Price. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The strike price of each Stock Appreciation Right granted as a stand-alone or tandem Stock Award shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock equivalents subject to the Stock Appreciation Right on the date of grant.

(iii) Calculation of Appreciation. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of shares of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board on the date of grant.

(iv) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(v) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vi) Non-Exempt Employees. No Stock Appreciation Right granted to an Employee that is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Stock Appreciation Right. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise of a Stock Appreciation Right will be exempt from his or her regular rate of pay.

(vii) Payment. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(viii) Termination of Continuous Service. Except as otherwise provided in the applicable Stock Appreciation Right Agreement or other agreement between the Participant and the Company, in the event that a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement, which period shall not be less than thirty (30) days unless such termination is for Cause), or (B) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(ix) Disability of Participant. Except as otherwise provided in the applicable Stock Appreciation Right Agreement or other agreement between the Participant and the Company, in the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (A) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement, which period shall not be less than six (6) months), or (B) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(x) Death of Participant. Except as otherwise provided in the applicable Stock Appreciation Right Agreement or other agreement between the Participant and the Company, in the event that (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Stock Appreciation Right Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Stock Appreciation Right may be exercised (to the extent the Participant was entitled to exercise such Stock Appreciation Right as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Stock Appreciation Right by bequest or inheritance or by a person designated as the beneficiary of the Stock Appreciation Right upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Stock Appreciation Right Agreement, which period shall not be less than six (6) months), or (ii) the expiration of the term of such Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after the Participant’s death, the Stock Appreciation Right is not exercised within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(xi) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Stock Appreciation Right Agreement, in the event that a Participant’s Continuous Service is terminated for Cause, the Stock Appreciation Right shall terminate upon the termination date of such Participant’s Continuous Service, and the Participant shall be prohibited from exercising his or her Stock Appreciation Right from and after the time of such termination of Continuous Service.

(xii) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Stock Appreciation Rights granted under the Plan that are not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Stock Appreciation Rights will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. For example, such restrictions may include, without limitation, a requirement that a Stock Appreciation Right that is to be paid wholly or partly in cash must be exercised and paid in accordance with a fixed pre-determined schedule.

7. COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

(c) No Obligation to Notify. The Company shall have no duty or obligation to any holder of a Stock Award to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8. MISCELLANEOUS.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms and the Participant shall not be deemed to be a stockholder of record until the issuance of the Common Stock pursuant to such exercise has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding payment from any amounts otherwise payable to the Participant; (iv) withholding cash from a Stock Award settled in cash; or (v) by such other method as may be set forth in the Stock Award Agreement.

(h) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(i) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Stock Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j) Compliance with Section 409A. To the extent that the Board determines that any Stock Award granted hereunder is subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Board determines that any Stock Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Board may adopt such amendments to the Plan and the applicable Stock Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (1) exempt the Stock Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Stock Award, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

(k) Compliance with Exemption Provided by Rule 12h-1(f). If: (i) the aggregate of the number of Optionholders and the number of holders of all other outstanding compensatory employee stock options to purchase shares of Common Stock equals or exceeds five hundred (500), and (ii) the assets of the Company at the end of the Company’s most recently completed fiscal year exceed $10 million, then the following restrictions shall apply during any period during which the Company does not have a class of its securities registered under Section 12 of the Exchange Act and is not required to file reports under Section 15(d) of the Exchange Act: (A) the Options and, prior to exercise, the shares of Common Stock acquired upon exercise of the Options may not be transferred until the Company is no longer relying on the exemption provided by Rule 12h-1(f) promulgated under the Exchange Act (“Rule 12h-1(f)”), except: (1) as permitted by Rule 701(c) promulgated under the Securities Act, (2) to a guardian upon the disability of the Optionholder, or (3) to an executor upon the death of the Optionholder (collectively, the “Permitted Transferees”); provided, however, the following transfers are permitted: (i) transfers by the Optionholder to the Company, and (ii) transfers in connection with a change of control or other acquisition involving the Company, if following such transaction, the Options no longer remain outstanding and the Company is no longer relying on the exemption provided by Rule 12h-1(f); provided further, that any Permitted Transferees may not further transfer the Options; (B) except as otherwise provided in (A) above, the Options and shares of Common Stock acquired upon exercise of the Options are restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” as defined by Rule 16a-1(h) promulgated under the Exchange Act, or any “call equivalent position” as defined by Rule 16a-1(b) promulgated under the Exchange Act by the Optionholder prior to exercise of an Option until the Company is no longer relying on the exemption provided by Rule 12h-1(f); and (C) at any time that the Company is relying on the exemption provided by Rule 12h-1(f), the Company shall deliver to Optionholders (whether by physical or electronic delivery or written notice of the availability of the information on an internet site) the information required by Rule 701(e)(3), (4), and (5) promulgated under the Securities Act every six (6) months, including financial statements that are not more than one hundred eighty (180) days old; provided, however, that the Company may condition the delivery of such information upon the Optionholder’s agreement to maintain its confidentiality.

(l) Repurchase Limitation. The terms of any repurchase option shall be specified in the Stock Award Agreement. The repurchase price for vested shares of Common Stock shall be the Fair Market Value of the shares of Common Stock on the date of repurchase. The repurchase price for unvested shares of Common Stock shall be the lower of (i) the Fair Market Value of the shares of Common Stock on the date of repurchase or (ii) their original purchase price. However, the Company shall not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time necessary to avoid classification of the Stock Award as a liability for financial accounting purposes) have elapsed following delivery of shares of Common Stock subject to the Stock Award, unless otherwise specifically provided by the Board.

9. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall proportionately and appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award.

(i) Stock Awards May Be Assumed. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock

Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 2.

(ii) Stock Awards Held by Current Participants. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall not be accelerated and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii) Stock Awards Held by Persons other than Current Participants. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

10. TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated by the Board pursuant to Section 2, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

11. EFFECTIVE DATE OF PLAN.

This Plan shall become effective on the Effective Date.

12. CHOICE OF LAW.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. DEFINITIONS. As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “majority-owned subsidiary” of the Company, as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “majority-owned subsidiary” status is determined within the foregoing definition.

(b) “Board” means the Board of Directors of the Company.

(c) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without the receipt of consideration” by the Company.

(d) “Cause” means with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(e) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(h) “Common Stock” means the common stock of the Company.

(i) “Company” means Cloudflare, Inc., a Delaware corporation.

(j) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(k) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director, or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering service ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(l) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) the consummation of a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) the consummation of a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(m) “Director” means a member of the Board.

(n) “Disability” means the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(o) “Effective Date” means the effective date of this Plan, which is the earlier of (i) the date that this Plan is first approved by the Company’s stockholders, or (ii) the date this Plan is adopted by the Board.

(p) “Employee” means any person employed by the Company or an Affiliate.

However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(q) “Entity” means a corporation, partnership, limited liability company or other entity.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date of the Plan as set forth in Section 11, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(t) “Fair Market Value” means, as of any date, the value of the Common Stock determined by the Board in compliance with Section 409A of the Code or, in the case of an Incentive Stock Option, in compliance with Section 422 of the Code.

(u) “Incentive Stock Option” means an Option that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v) “Nonstatutory Stock Option” means an Option that does not qualify as an Incentive Stock Option.

(w) “Officer” means any person designated by the Company as an officer.

(x) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(y) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(z) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(aa) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(bb) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(cc) “Plan” means this Cloudflare, Inc. 2010 Equity Incentive Plan.

(dd) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(ee) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ff) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(gg) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(hh) “Securities Act” means the Securities Act of 1933, as amended.

(ii) “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 6(c).

(jj) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(kk) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, or a Stock Appreciation Right.

(ll) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(mm) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(nn) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

CLOUDFLARE, INC.

STOCK OPTION GRANT NOTICE

(2010 EQUITY INCENTIVE PLAN)

Cloudflare, Inc. (the “Company”), pursuant to its 2010 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan, and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not defined herein shall have the meaning set forth in the Plan.

Optionholder:

Date of Grant:

Vesting Commencement Date:

Number of Shares Subject to Option:

Exercise Price (Per Share): $

Total Exercise Price: $

Expiration Date:

Type of Grant:

Exercise Schedule:

Vesting Schedule:

Payment:	By check or wire

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

CLOUDFLARE, INC.	OPTIONHOLDER:

By:
Signature

Title:

Date:	Date:

ATTACHMENTS: 2010 Equity Incentive Plan and Notice of Exercise

CLOUDFLARE, INC.

2010 EQUITY INCENTIVE PLAN

OPTION AGREEMENT

(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)

Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement, CLOUDFLARE, INC. (the “Company”) has granted you an option under its 2010 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1. VESTING. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

2. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.

3. EXERCISE RESTRICTION FOR NON-EXEMPT EMPLOYEES. In the event that you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant specified in your Grant Notice, notwithstanding any other provision of your option.

4. EXERCISE PRIOR TO VESTING (“EARLY EXERCISE”). If permitted in your Grant Notice (i.e., the “Exercise Schedule” indicates “Early Exercise Permitted”) and subject to the provisions of your option, you may elect at any time that is both (i) during the period of your Continuous Service and (ii) during the term of your option, to exercise all or part of your option, including the unvested portion of your option; provided, however, that:

(a) a partial exercise of your option shall be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;

(b) any shares of Common Stock so purchased from installments that have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement;

(c) you shall enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

1.

(d) if your option is an Incentive Stock Option, then, to the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which your option plus all other Incentive Stock Options you hold are exercisable for the first time by you during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), your option(s) or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

5. METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a) Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

(b) Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

6. WHOLE SHARES. You may exercise your option only for whole shares of Common Stock.

7. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

8. TERM. You may not exercise your option before the commencement or after the expiration of its term. The term of your option commences on the Date of Grant and expires upon the earliest of the following:

(a) immediately upon the termination of your Continuous Service for Cause (as defined in the Plan);

2.

(b) three (3) months after the termination of your Continuous Service for any reason other than Cause (as defined in the Plan), Disability or death, provided that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service;

(c) twelve (12) months after the termination of your Continuous Service due to your Disability;

(d) eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause (as defined in the Plan);

(e) the Expiration Date indicated in your Grant Notice; or

(f) the day before the tenth (10th) anniversary of the Date of Grant.

If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the date of grant of your option and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.

9. EXERCISE.

(a) You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

(b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.

(c) If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

3.

(d) By exercising your option you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as necessary to permit compliance with NASD Rule 2711 or NYSE Member Rule 472 and similar rules and regulations (the “Lock-Up Period”); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 9(d) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

10. TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option. In addition, if permitted by the Company you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust, provided that you and the trustee enter into a transfer and other agreements required by the Company.

11. RIGHT OF FIRST REFUSAL. Shares of Common Stock that you acquire upon exercise of your option are subject to any right of first refusal that may be described in the Company’s Bylaws in effect at such time the Company elects to exercise its right; provided, however, that if your option is an Incentive Stock Option and the right of first refusal described in the Company’s Bylaws in effect at the time the Company elects to exercise its right is more beneficial to you than the right of first refusal described in the Company’s Bylaws on the Date of Grant, then the right of first refusal described in the Company’s Bylaws on the Date of Grant shall apply. The Company’s right of first refusal shall expire on the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on a national securities exchange or quotation system.

12. RIGHT OF REPURCHASE. To the extent provided in the Company’s Bylaws in effect at such time the Company elects to exercise its right, the Company shall have the right to repurchase all or any part of the shares of Common Stock you acquire pursuant to the exercise of your option.

13. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the

4.

Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

14. WITHHOLDING OBLIGATIONS.

(a) At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

(b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability for financial accounting purposes). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

(c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.

15. TAX CONSEQUENCES. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You shall not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation. In particular, you acknowledge that this option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the option. Because the Common Stock

5.

is not traded on an established securities market, the Fair Market Value is determined by the Board, perhaps in consultation with an independent valuation firm retained by the Company. You acknowledge that there is no guarantee that the Internal Revenue Service will agree with the valuation as determined by the Board, and you shall not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that the valuation determined by the Board is less than the “fair market value” as subsequently determined by the Internal Revenue Service.

16. NOTICES. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

17. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

6.

CLOUDFLARE, INC.

RESTRICTED STOCK UNIT GRANT NOTICE

(AMENDED AND RESTATED 2010 EQUITY INCENTIVE PLAN)

Cloudflare, Inc. (the “Company”), pursuant to its Amended and Restated 2010 Equity Incentive Plan (the “Plan”), hereby awards to you (as of the date indicated below) a Restricted Stock Unit Award for the number of shares of Common Stock set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth in this Restricted Stock Unit Grant Notice (the “Grant Notice”) in the Plan, and in the RSU Terms and Conditions (the “Terms and Conditions”), both of which are attached hereto and incorporated herein in their entirety. Additionally, if you reside outside of the United States, whether on the Date of Grant or any time prior to the settlement or expiration of this Award, your Award is subject to Appendix A to the terms and conditions, attached hereto. The Grant Notice and the Terms and Conditions, including Appendix A thereto, are collectively referred to as the “RSU Agreement.” Capitalized terms not otherwise defined herein will have the meanings set forth in the Plan.

Participant Name:

Date of Grant:

Vesting Commencement Date:

Liquidity Event Deadline:

Number of Units (“RSUs”) Subject to Award

Vesting:

Service-Based
Requirement:

Liquidity Event
Requirement:

Settlement:	If an RSU vests as provided for above, the Company will deliver one share of Common Stock for each Vested RSU in accordance with the following schedule (each such delivery date or event below, a “Settlement Time”).

Vesting and Settlement on Death or Disability:	If your Continuous Service is terminated for death or Disability prior to the Liquidity Event Requirement being satisfied, any RSUs that have satisfied the Service-Based Requirement as of the date of your death or Disability will become Vested RSUs on that date and the Company will deliver one share of Common Stock for each Vested RSU soon as reasonably practical following such date, but in no event later than March 15th of the calendar year following the calendar year in which you vested. In the event of death or Disability, Shares will be withheld for taxes in accordance with the provisions of Section 9(b)(iv) of the RSU Terms and Conditions.

Termination;

Expiration Date:

Additional Terms/Acknowledgements: By accepting the Award, you acknowledge receipt of, and understand and agree to, the RSU Agreement and the Plan. You further acknowledge that as of the Grant Date, the RSU Agreement and the Plan set forth the entire understanding between you and the Company regarding the Award and supersede all prior oral and written agreements on the subject.

This RSU Agreement and any notices, agreements or other documents related to this Award or your participation in the Plan may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

CLOUDFLARE, INC.	PARTICIPANT:

By:
Signature		Signature

Title:	Date:

Date:

APPENDIX A: Additional Terms and Conditions of the Cloudflare, Inc. 2010 Equity Incentive Plan Restricted Stock Unit Agreement

ATTACHMENT I: RSU Terms and Conditions

ATTACHMENT II: Amended and Restated 2010 Equity Incentive Plan

2

CLOUDFLARE, INC.

RESTRICTED STOCK UNIT GRANT NOTICE

(AMENDED AND RESTATED 2010 EQUITY INCENTIVE PLAN)

Cloudflare, Inc. (the “Company”), pursuant to its Amended and Restated 2010 Equity Incentive Plan (the “Plan”), hereby awards to you (as of the date indicated below) a Restricted Stock Unit Award for the number of shares of Common Stock set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth in this Restricted Stock Unit Grant Notice (the “Grant Notice”) in the Plan, and in the RSU Terms and Conditions (the “Terms and Conditions”), both of which are attached hereto and incorporated herein in their entirety. Additionally, if you reside outside of the United States, whether on the Date of Grant or any time prior to the settlement or expiration of this Award, your Award is subject to Appendix A to the terms and conditions, attached hereto. The Grant Notice and the Terms and Conditions, including Appendix A thereto, are collectively referred to as the “RSU Agreement.” Capitalized terms not otherwise defined herein will have the meanings set forth in the Plan.

Participant:

Date of Grant:

Vesting Commencement Date:

Liquidity Event Deadline:

Number of Units (“RSUs”) Subject to Award:

Vesting:

Service-Based
Requirement:

Liquidity Event
Requirement:

Settlement:	If an RSU vests as provided for above, the Company will deliver one share of Common Stock for each Vested RSU in accordance with the following schedule (each such delivery date or event below, a “Settlement Time”).

Vesting and Settlement on Death or Disability:	If your Continuous Service is terminated for death or Disability prior to the Liquidity Event Requirement being satisfied, any RSUs that have satisfied the Service-Based Requirement as of the date of your death or Disability will become Vested RSUs on that date and the Company will deliver one share of Common Stock for each Vested RSU soon as reasonably practical following such date, but in no event later than March 15th of the calendar year following the calendar year in which you vested. In the event of death or Disability, Shares will be withheld for taxes in accordance with the provisions of Section 9(b)(iv) of the RSU Terms and Conditions.

Termination;
Expiration Date:

Additional Terms/Acknowledgements: By accepting the Award, you acknowledge receipt of, and understand and agree to, the RSU Agreement and the Plan. You further acknowledge that as of the Grant Date, the RSU Agreement and the Plan set forth the entire understanding between you and the Company regarding the Award and supersede all prior oral and written agreements on the subject. Further, you acknowledge and agree that this Award replaces and supersedes any prior offer from the Company to grant you equity in the company in any form, including any offer of options to purchase shares of the Company’s common stock, as indicated in an employment offer letter.

This RSU Agreement and any notices, agreements or other documents related to this Award or your participation in the Plan may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

CLOUDFLARE, INC.	PARTICIPANT:

By:
Signature		Signature

Title:	Date:

Date:

APPENDIX A: Additional Terms and Conditions of the Cloudflare, Inc. 2010 Equity Incentive Plan Restricted Stock Unit Agreement

ATTACHMENT I: RSU Terms and Conditions

ATTACHMENT II: Amended and Restated 2010 Equity Incentive Plan

2

APPENDIX A

ADDITIONAL TERMS AND CONDITIONS OF THE

CLOUDFLARE, INC. 2010 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

TERMS AND CONDITIONS. This Appendix includes special terms and conditions applicable to you if you reside in one of the countries listed below. These terms and conditions are in addition to or, if so indicated, in place of, the terms and conditions set forth in the RSU Agreement. Please note that your Award is granted directly by Cloudflare, Inc.; it is not related to your employment with any Cloudflare Affiliate, nor a part of your compensation or benefits with any Cloudflare Affiliate. Unless otherwise provided below, capitalized terms used but not defined herein shall have the same meanings assigned to them in the Terms and Conditions and Grant Notice (together with this Appendix, collectively referred to as the “RSU Agreement”), and the Plan.

NOTIFICATIONS. This Appendix also includes country-specific information of which you should be aware with respect to your participation in the RSU Agreement. The information is based on the securities, exchange control and other laws in effect in the respective countries as of December 2018. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you do not rely on the information noted herein as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time that your RSUs vest or at Settlement Time, or at the time you sell your shares of Common Stock acquired under the Plan.

In addition, the information is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your situation. Finally, please note that if you are a citizen or resident of a country other than the country in which you are currently working, or transfer employment after grant, the information contained in this Appendix may not be applicable to you.

AUSTRALIA

EXCHANGE CONTROL INFORMATION. Exchange control reporting is required for cash transactions exceeding AUD 10,000 and for international fund transfers. The Australian bank assisting with the transaction will file the report for you. If there is no Australian bank involved in the transfer, you may be required to file the report.

CHINA

ADDITIONAL SETTLEMENT REQUIREMENTS IN CHINA: The following provision replaces sub-section 7(a) of the RSU Terms and Conditions:

(a)

General. Subject to the satisfaction of any Tax-Related Items (as defined below), the Company will deliver to you a number of shares of Common Stock equal to the number of Vested RSUs subject to the Award (including any shares received pursuant to a Capitalization Adjustment) at the Settlement Time(s) provided in the Grant Notice, provided, however;

(i)

if a scheduled delivery date falls on a date that is not a business day, such delivery date will instead fall on the next business day that follows the scheduled delivery date. The form of such delivery (e.g. a stock certificate or electronic entry evidencing such shares) will be determined by the Company; and

(ii)

that (A) if your RSU and/or the shares to be issued upon the settlement of your Vested RSUs cannot be registered under applicable laws at the Settlement Time (including, without limitation, SAFE 37 (as defined below) and SAFE 7 (as defined below)) (the “Requisite Registration”), the Company may, in the Board’s sole discretion, (x) cancel your RSU and, in exchange for a full release by you of the Company, pay you an amount as determined by the Board in good faith in its sole discretion, (y) extend the Settlement Time of your Vested RSU to a date after the completion of the Requisite Registration on which your Vested RSU may be settled, or (z) take no further action and allow the RSU to be forfeited as of the Liquidity Event Deadline; and (B) if the Company has not completed the Requisite Registration before a Change in Control, the Company may, in the Board’s sole discretion, cancel your RSU in connection with such Change in Control and, in exchange for a full release by you of the Company, pay you an amount as determined by the Board in good faith in its sole discretion, less all Tax-Related Items, fees or other amounts required to be paid or withheld in connection with such payment. Any amounts payable to you by the Company (or your employer) with respect to the forfeiture of your RSU are payable to you in local currency, and based upon the local currency to United States dollar exchange rate used by the Company to facilitate the payment in connection with such cancellation or such other reasonable exchange rate determined by the Board in its discretion. As used herein, “SAFE 37” means the “Notice on Relevant Issues Concerning Foreign Exchange Administration for Domestic Residents to Engage in Overseas Financing and Round Trip Investment via Special Purpose Companies” issued by the State Administration of Foreign Exchange of the PRC on July 4, 2014 and/or its successor regulation(s); and “SAFE 7” means the “Circular of the State Administration of Foreign Exchange on Issues concerning the Administration of Foreign Exchange Used for Domestic Individuals’ Participation in Equity Incentive Plans of Companies Listed Overseas” promulgated by the State Administration of Foreign Exchange of the PRC and effective as of February 15, 2012 and/or its successor regulation(s).

COMPLIANCE WITH LAW. Notwithstanding any other term of the RSU Agreement, the Company, its affiliates and you will comply at all times with the laws and regulations of the United States and the PRC in relation to the grant of your RSU and the settlement of your Vested RSUs under Section 7 above. In the event that the laws and regulations of the United States or the PRC at any time, including but not limited to the time of settlement, prohibit the grant of your RSUs, the settlement of your RSU or the receipt of any net sale proceeds pursuant to Section 7 above, then to the extent the laws and regulations of the United States and the PRC permit the Company to preserve the economic value that may be generated by this RSU, the Company may, in its sole discretion (but without any obligation), take such steps or course of action to provide or maintain the benefit of your RSUs as contemplated by this RSU Agreement (or provide benefits to you that are substantially equivalent thereto), subject to the completion, execution and delivery of any agreement or document, and compliance with any reporting, filing, registration or approval process required to be undertaken by you, the Company, any affiliate or any third party to ensure compliance with all applicable laws and regulations including, without limitation, those of the PRC Authorities.

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FORM OF SETTLEMENT. Notwithstanding anything in the RSU Agreement and for the avoidance of doubt, the RSUs granted to you, may at the Settlement Time and at the sole discretion of the Board, be cancelled in exchange for a full release by you of the Company, and the Company (or your employer) may pay you an amount as determined by the Board in good faith in its sole discretion, less all Tax-Related Items, fees or other amounts required to be paid or withheld in connection with such payment. This amount may not be tied to the fair market value of the shares of Common Stock at the time of vesting and/or the Settlement Time, and may be paid by either the Company or your employer (if different). You agree to bear any currency fluctuation risk between the time the RSUs are settled, and the time the cash payment is distributed to you.

GERMANY

EXCHANGE CONTROL INFORMATION. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank). The report must be filed electronically, and the form of report (Allgemeine Meldeportal Statistik) can be accessed via the Bundesbank’s website (www.bundesbank.de). If you use a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of shares of shares acquired under the Plan, the bank will make the report for you. In addition, you must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis.

POLAND

EXCHANGE CONTROL INFORMATION. Polish residents holding foreign securities (including shares of Common Stock) and maintaining accounts abroad must report information to the National Bank of Poland on transactions and balances of the securities and cash deposited in such accounts if the value of such transactions or balances exceeds PLN 7,000,000. If required, the reports must be filed on a quarterly basis by the 20th day of the month following the end of each quarter on special forms available on the website of the National Bank of Poland. In addition, Polish residents are required to transfer funds through a bank account in Poland if the transferred amount in any single transaction exceeds a specified threshold (currently €15,000). You are required to retain the documents connected with a foreign exchange transaction for a period of five (5) years, as measured from the end of the year in which such transaction occurred.

SINGAPORE

CHIEF EXECUTIVE OFFICER AND DIRECTOR NOTIFICATION REQUIREMENT. If you are a director, associate director or shadow director, or the chief executive officer (“CEO”) of a Singapore company, you are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore company in writing when you receive an interest (e.g., RSUs, shares of Common Stock) in the Company or any related companies. In addition, you must notify the Singapore company when you dispose of an interest in the Company or any

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related company (including when you sell shares of Common Stock acquired pursuant to your RSU). These notifications must be made within two business days of acquiring or disposing of any interest in the Company or any related company. In addition, a notification must be made of your interests in the Company or any related company within two business days of becoming a director or the CEO.

SECURITIES LAW INFORMATION. The award of RSUs is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Securities and Futures Act (Chap. 289) (“SFA”). The Plan has not and will not been lodged or registered as a prospectus with the Monetary Authority of Singapore. Hence, statutory liability under the SFA in relation to the content of prospectuses will not apply.

You should note that the RSUs are subject to section 257 of the SFA. Therefore, the RSUs may not be offered or sold, or made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore, unless such offer, sale or invitation is made (i) more than six (6) months from the date of grant, (ii) pursuant to the exemptions under Part XIII, Division 1, Subdivision (4) (other than section 280) of the SFA, or (iii) pursuant to, and in accordance with the conditions of, any other applicable provisions of the SFA.

UNITED KINGDOM

WITHHOLDING. If withholding of income tax is required in connection with the RSUs and the withholding has not been done and the income tax has not been paid by you to the Company within ninety (90) days after the end of the U.K. tax year in which the income tax liability arises, or within such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax will constitute a loan owed by you to the Company, effective on the Due Date, unless you are an executive officer of the Company and therefore prohibited from obtaining a loan from the Company. You agree that the loan will bear interest at then-current Official Rate of HM Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company may recover it at any time thereafter by withholding the funds from salary, bonus or any other funds due to you, by withholding in shares issued upon the settlement of the RSUs or from the cash proceeds from the sale of shares or by demanding cash or a check from you. You also authorize the Company to delay the issuance of any shares unless and until the loan is repaid in full.

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ATTACHMENT I

CLOUDFLARE, INC.

AMENDED AND RESTATED 2010 EQUITY INCENTIVE PLAN

RSU TERMS AND CONDITIONS

Pursuant to your Restricted Stock Unit Grant Notice (the “Grant Notice”) and these RSU Terms and Conditions (the “Terms and Conditions”), Cloudflare Inc. (the “Company”) has granted you a Restricted Stock Unit Award (the “Award”) under its Amended and Restated 2010 Equity Incentive Plan (the “Plan”) for the number of Restricted Stock Units indicated in your Grant Notice. Note that if you reside outside of the United States, whether on the Date of Grant (as indicated in your Grant Notice) or any time prior to the settlement or expiration of your Award, your Award is expressly subject to Appendix A to these Terms and Conditions, attached hereto.

The Grant Notice and these Terms and Conditions, including Appendix A hereto, are collectively referred to as the “RSU Agreement”. Capitalized terms not explicitly defined in the RSU Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of the Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.

1. GRANT. The Award represents the right to be issued on a future date the number of shares of Common Stock as indicated in the Grant Notice upon the satisfaction of the terms set forth in the RSU Agreement.

2. VESTING. The Award will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice.

3. NUMBER OF SHARES. The number of units/shares subject to the Award may be adjusted from time to time for Capitalization Adjustments. Any units, shares, cash or other property that become subject to the Award pursuant to a Capitalization Adjustment will be subject to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other shares covered by the Award.

4. SECURITIES LAW AND OTHER COMPLIANCE. You may not be issued any shares under the Award unless either the shares are registered under the Securities Act, or the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. The Award also must comply with other applicable laws governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations. You hereby agree that you will in no event sell or distribute all or any part of the shares of Common Stock that you receive pursuant to settlement of this Award unless (a) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the shares or (b) the Company receives an opinion of your legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration. You understand that the Company has no obligation to you to maintain any registration of the shares and has not represented to you that it will so maintain registration of the shares.

5. TRANSFER RESTRICTIONS. No portion of this Award or any interest therein shall be sold, transferred, assigned, encumbered, pledged or otherwise disposed of, whether voluntarily or by operation of law.

6. NO RIGHTS AS STOCKHOLDER. You shall not have voting or other rights as a stockholder with respect to the RSUs prior to the issuance of shares on settlement of Vested RSUs. You will not receive any benefit or adjustment to your RSUs with respect to any cash dividend, stock dividend or other distribution, except as provided in the Plan with respect to a Capitalization Adjustment.

7. SETTLEMENT OF VESTED RSUS AND ISSUANCE OF SHARES.

(a) General. Subject to the satisfaction of any Tax-Related Items (as defined below), the Company will deliver to you a number of shares of Common Stock equal to the number of Vested RSUs subject to the Award (including any shares received pursuant to a Capitalization Adjustment) at the Settlement Time(s) provided in the Grant Notice. However, except with respect to a Settlement Time that occurs on March 15 of any calendar year, if a scheduled delivery date falls on a date that is not a business day, such delivery date will instead fall on the next business day that follows the scheduled delivery date. The form of such delivery (e.g., a stock certificate or electronic entry evidencing such shares) will be determined by the Company.

(b) Delayed Settlement During Closed Trading Window. Notwithstanding the foregoing, following the IPO and the expiration of the Lock-Up Period, in the event that (i) you are subject to the Company’s policy permitting certain individuals to sell shares only during certain “window” periods, in effect from time to time or you are otherwise prohibited from selling shares of Common Stock in the public market and any shares covered by the Award are scheduled to be delivered on a day (the “Original Distribution Date”) that does not occur during an open “window period” applicable to you, as determined by the Company in accordance with such policy, or does not occur on a date when you are otherwise permitted to sell shares of Common Stock on the open market (including under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies), and (ii) the Company elects not to satisfy its Tax-Related Items by withholding shares from your distribution, then such shares will not be delivered on such Original Distribution Date and will instead be delivered on the first business day of the next occurring open “window period” applicable to you pursuant to such policy (regardless of whether you have experienced a Termination of Service) or the next business day when you are not prohibited from selling shares of Common Stock in the open market, but in no event later than March 15 of the calendar year following the calendar year in which the RSUs originally became vested.

8. MARKET STAND-OFF AGREEMENT. By acquiring shares of Common Stock under your Award, you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of 180 days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company request or as necessary to permit compliance with FINRA Rule 2711 or NYSE Member Rule 472 and similar or successor regulatory rules and regulations (the “Lock-Up Period”); provided, however, that nothing contained in this paragraph will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. You also agree that any transferee of any shares of Common Stock (or other securities of the Company held by you) will be bound by this Section 7. To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this provision and will have the right, power and authority to enforce this provision as though they were a party to the RSU Agreement.

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9. RESPONSIBILITY FOR TAXES.

(a) You acknowledge that you are ultimately responsible for all taxes owed in connection with this Award (e.g., at vesting and/or upon receipt of the Shares), including any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you (“Tax-Related Items”), without regard to any action the Company or any Affiliate takes with respect to any such Tax –Related Items that arise in connection with this Award.

(b) Prior to any event that results in the imposition of taxation or required tax withholding, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. The Company may refuse to issue any shares to you until you satisfy the Tax-Related Items. You further authorize the Company, its Affiliates and/or their agents to satisfy their withholding obligations with regard to all Tax-Related Items, if any, by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an Affiliate; (ii) causing you to tender a cash payment; (iii) entering on your behalf (pursuant to this authorization without further consent) into a “same day sale” commitment with a brokerage firm designated or approved by the Company to sell on your behalf a whole number of shares from those shares issuable to you in payment of Vested RSUs as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the Tax-Related Items; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date shares of Common Stock are issued to you or, if and as determined by the Company, the date on which the Tax-Related Items are required to be calculated) equal to the amount of such Tax-Related Items. Depending on the withholding method employed, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case you will receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, you are deemed to have been issued the full number of shares of Common Stock subject to the vested portion of the Award, notwithstanding that a number of the shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items.

10. INDEPENDENT TAX ADVICE. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the Tax-Related Items arising in connection with the Award and by accepting the Award, you have agreed that you have done so or knowingly and voluntarily declined to do so. Further, you acknowledge that the Company does not have any duty or obligation to minimize your liability for Tax-Related Items arising from the Award and will not be liable to you for any Tax-Related Items arising in connection with the Award.

11. NOTICES; ELECTRONIC COMMUNICATIONS. Any notices provided for in the Grant Notice, the RSU Agreement or the Plan will be given in writing and will be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents

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related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

12. GENERAL PROVISIONS.

(a) Assignment. The rights and obligations of the Company under the Award will be transferable to any one or more persons or entities selected by the Board, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns. Your rights and obligations under the Award may only be assigned with the prior written consent of the Company.

(b) No Waiver. No waiver of any provision of this RSU Agreement will be valid unless in writing and signed by the person against whom such waiver is sought to be enforced, nor will failure to enforce any right hereunder constitute a continuing waiver of the same or a waiver of any other right hereunder.

(c) Undertaking. You agree to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either you or the Award pursuant to the express provisions of this RSU Agreement.

(d) Governing Plan Document. This RSU Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This RSU Agreement is made pursuant to the provisions of the Plan and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided in the RSU Agreement, in the event of any conflict between the provisions of the Award and those of the Plan, the provisions of the Plan will control.

(e) Governing Law. The RSU Agreement will be construed and administered in accordance with and governed by the laws of the State of California.

(f) Arbitration. Any dispute or claim concerning the RSUs granted (or not granted) and any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in Santa Clara, California. The Company shall pay all arbitration fees. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting these RSUs, Participant and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

(g) Successors and Assigns. The provisions of this RSU Agreement will inure to the benefit of, and be binding on, the Company and its successors and assigns and you and your legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person will have become a party to this RSU Agreement.

(h) No Employment or Service Contract. Nothing in this RSU Agreement will affect in any manner whatsoever the right or power of the Company, or an Affiliate, to terminate your employment or services on behalf of the Company, for any reason, with or without Cause.

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(i) Effect on Other Employee Benefit Plans. The value of the Award subject to the RSU Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating the Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(j) Compliance with Section 409A of the Code. Payments made pursuant to this RSU Agreement are intended to qualify for an exemption from or comply with the requirements of Section 409A of the Code, including any applicable regulations and guidance issued thereunder, and this RSU Agreement and the Plan shall be interpreted, operated and administered in a manner consistent with this intention. Each payment made pursuant to this RSU Agreement shall be treated as a separate payment for purposes of Section 409A of the Code. If it is determined that the Award is deferred compensation subject to Section 409A of the Code, and if you are a “specified employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of Treasury Regulation Section 1.409A-1(h)), then you may be subject to certain delayed payment rules. Notwithstanding any other provision in this RSU Agreement or the Plan, the Company, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify this RSU Agreement so that payments made pursuant to this RSU Agreement qualify for exemption from or comply with Section 409A of the Code; provided, however, that the Company makes no representations that payments made pursuant to this RSU Agreement shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to payments made under this RSU Agreement. In no event will the Company or any of its Affiliates have any liability or obligation to reimburse, indemnify, or hold you harmless, for any tax imposed or other costs incurred as a result of Section 409A of the Code or any other individual tax obligation.

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